UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 13, 2003

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                            PLAYBOY ENTERPRISES, INC.

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             (Exact name of registrant as specified in its charter)

            Delaware                     001-14790              36-4249478
(State or other jurisdiction of  (Commission File Number)     (IRS Employer
        incorporation)                                      Identification No.)

               680 North Lake Shore Drive, Chicago, Illinois 60611 (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (312) 751-8000

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                                 Not applicable.
         (Former name or former address, if changed since last report.)

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                                EXPLANATORY NOTE

      The sole purpose of this report is to provide the means for incorporation by reference of the contents of Exhibit 99 hereto into the Registration Statement on Form S-4 (File Nos. 333-105386, 333-105386-01 through -49 and 333-105386-51), as amended, relating to PEI Holdings, Inc.'s 11% Senior Secured Notes due 2010 and guarantees thereof by Playboy Enterprises, Inc. and certain of its subsidiaries. Exhibit 99 hereto contains financial information that was included in Playboy Enterprises, Inc.'s earnings release on August 6, 2003.

Item 7. Financial Statements and Exhibits.

      (c) Exhibits.

      Exhibit Number             Description
      --------------             -----------

      99 Playboy Enterprises, Inc. and Subsidiaries - Condensed Statements of Consolidated Operations (Unaudited) for the Quarters and the Six Months Ended June 30, 2003 and 2002.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 2003                    PLAYBOY ENTERPRISES, INC.


                                         By:   /s/ Howard Shapiro
                                            -------------------------------
                                             Howard Shapiro
                                             Executive Vice President, Law
                                                and Administration, General
                                                Counsel and Secretary

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                                 EXHIBIT INDEX

         Exhibit Number          Description
         --------------          -----------

      99 Playboy Enterprises, Inc. and Subsidiaries - Condensed Statements of Consolidated Operations (Unaudited) for the Quarters and the Six Months Ended June 30, 2003 and 2002.